UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 11, 2010
WESTMORELAND COAL COMPANY
(Exact name of registrant as specified in its charter)

Delaware	001-11155	23-1128670

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2nd Floor, 2 North Cascade Avenue, Colorado Springs, CO	80903

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (719) 442-2600
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
On March 11, 2010, Westmoreland Coal Company issued a press release announcing its results for the fourth quarter and fiscal year 2009 ended December 31, 2010. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
The information in this Report on Form 8-K, including the exhibit hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing with the Securities and Exchange Commission made by Westmoreland Coal Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.
Item 9.01. Financial Statements and Exhibits

Exhibit No.	Description
99.1	Press Release dated March 11, 2010

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTMORELAND COAL COMPANY
Date: March 12, 2010	By:	/s/ Kevin A. Paprzycki
Kevin A. Paprzycki
Chief Financial Officer (A Duly Authorized Officer)

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated March 11, 2010